                                                                   EXHIBIT 10.22

                      MIRANT AMERICAS ENERGY MARKETING, LP
                            TRANSACTION CONFIRMATION

Date:   March 19, 2001
To:     Southern California Water Company

The following shall confirm the agreement reached on March 16, 2001 between Mirant Americas Energy Marketing, LP ("Mirant") and Southern California Water Company.

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
-----------------------------------------------------------------------------------------------------------

Buyer:        Southern California Water Company        Seller:        Mirant Americas Energy Marketing, LP
              630 E. Foothill Blvd.                                   1155 Perimeter Center West
              San Dimas, CA 91773-9016                                Suite 130
                                                                      Atlanta, GA 30338

Attn:                                                  Attn:          Confirms Department

Phone:        (909) 394-7427                           Phone:         (678) 579-5000

Fax:          (909) 394-7427                           Fax:           (678) 579-5755

Reference #:                                           Reference #:   695257

Scheduling:                                            Scheduling:    (678) 579-3009

-----------------------------------------------------------------------------------------------------------

Quantity (MW):      15                                 Quantity (MWhrs):   423,600

Price (S/MW?):      95.00                              Type of energy:     CAISO Energy

Start date:         April 1, 2001                      End date:           December 31, 2006

Day of Week:        Mon-Sat - Peak hours               Hours:              HE 0700 - 2200 PPT
                    Including NERC Holidays

-----------------------------------------------------------------------------------------------------------

Delivery Point:       SP 15

Scheduling:           Power deliveries shall be scheduled with the California Independent System Operator
                      (CAISO) as a Schedule Coordinator to Schedule Coordinator transaction. Scheduling timelines shall be consistent with ISO tariffs, protocols, operating procedures, and scheduling practices.

Special Provisions:   "CAISO Energy" means with respect to a Transaction, a Product under which the Seller shall sell and the Buyer shall purchase a quantity of energy equal to the hourly quantity without Ancillary Services (as defined in the Tariff) that is or will be scheduled as a schedule coordinator to schedule coordinator transaction pursuant to the applicable tariff and protocol provisions of the California Independent System
                      Operator ("CAISO") (as amended from time to time, the "Tariff") for which the only excuse for failure to deliver or receive is an "Uncontrollable Force" (as defined in the Tariff).

Enabling Agreement:   WSPP governed by Utah Law, Effective 02/01/2001 as may be amended from time to time.

Other:                If the above accurately reflects your understanding of our agreement, please indicate your approval by signing a copy of this letter and returning it via fax to Mirant
                      Americas Energy Marketing. Failure to object to the terms in this letter or respond within two business days shall be deemed acceptance.

-----------------------------------------------------------------------------------------------------------

Southern California Water Company                 Mirant Americas Energy Marketing, LP
                                                  by Mirant Americas Development, Inc., its general partner

By: /s/ JOEL A. DICKSON                           By: /s/ [Signature Illegible]
   ------------------------------------------         -----------------------------------------------------

Name:  Joel A. Dickson                            Name:

Title: Vice President                             Title:


                                  All dollar figures are in US Dollars.
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
                      MIRANT AMERICAS ENERGY MARKETING, LP
                            TRANSACTION CONFIRMATION

Date:   March 19, 2001
To:     Southern California Water Company

The following shall confirm the agreement reached on March 16, 2001 between Mirant Americas Energy Marketing, LP ("Mirant") and Southern California Water Company.

-----------------------------------------------------------------------------------------------------------

Buyer:        Southern California Water Company        Seller:        Mirant Americas Energy Marketing, LP
              630 E. Foothill Blvd.                                   1155 Perimeter Center West
              San Dimas, CA 91773-9016                                Suite 130
                                                                      Atlanta, GA 30338

Attn:                                                  Attn:          Confirms Department

Phone:        (909) 394-7427                           Phone:         (678) 579-5000

Fax:          (909) 394-7427                           Fax:           (678) 579-5755

Reference #:                                           Reference #:   695088

Scheduling:                                            Scheduling:    (678) 579-3009

-----------------------------------------------------------------------------------------------------------

Quantity (MW):      15                                 Quantity (MWhrs):   332,760

Price (S/MW?):      95.00                              Type of energy:     CAISO Energy

Start date:         April 1, 2001                      End date:           December 31, 2006

Day of Week:        6x8 Off Peak M-Sat 8 hrs, Sun &    Hours:              HE 0100 - 0600 & HE 2300 -
                    Hol 24                                                 2400 PPT
                    Including NERC Holidays

-----------------------------------------------------------------------------------------------------------

Delivery Point:       SP 15

Scheduling:           Power deliveries shall be scheduled with the California Independent System Operator
                      (CAISO) as a Schedule Coordinator to Schedule Coordinator transaction. Scheduling timelines shall be consistent with ISO tariffs, protocols, operating procedures, and scheduling practices

Special Provisions:   "CAISO Energy" means with respect to a Transaction, a Product under which the Seller shall sell and the Buyer shall purchase a quantity of energy equal to the hourly quantity without Ancillary Services (as defined in the Tariff) that is or will be scheduled as a schedule coordinator to schedule coordinator transaction pursuant to the applicable tariff and protocol provisions of the California Independent System
                      Operator ("CAISO") (as amended from time to time, the "Tariff") for which the only excuse for failure to deliver or receive is an "Uncontrollable Force" (as defined in the Tariff).

Enabling Agreement:   WSPP governed by Utah Law, Effective 02/01/2001 as may be amended from time to time.

Other:                If the above accurately reflects your understanding of our agreement, please indicate your approval by signing a copy of this letter and returning it via fax to Mirant
                      Americas Energy Marketing. Failure to object to the terms in this letter or respond within two business days shall be deemed acceptance.

-----------------------------------------------------------------------------------------------------------

Southern California Water Company                 Mirant Americas Energy Marketing, LP
                                                  by Mirant Americas Development, Inc., its general partner

By: /s/ JOEL A. DICKSON                           By: /s/ [Signature Illegible]
   ------------------------------------------         -----------------------------------------------------

Name:  Joel A. Dickson                            Name:

Title: Vice President                             Title:
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